CONFORMED COPY

METTLER-TOLEDO INTERNATIONAL INC.
________________

FIRST AMENDMENT
Dated as of April 29, 2015

to

NOTE PURCHASE AGREEMENT
Dated as of June 25, 2009

________________
Re:
$100,000,000 6.30% Series 2009-A Senior Notes due June 25, 2015

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of April 29, 2015 (this “First Amendment”) to that certain Note Purchase Agreement dated as of June 25, 2009 is by and among METTLER-TOLEDO INTERNATIONAL INC., a Delaware corporation (the “Company”), and each of the institutional investors listed on the signature pages hereto (collectively, the “Noteholders”):
RECITALS:

A.    WHEREAS, the Company and each of the Noteholders have heretofore entered into that certain Note Purchase Agreement dated as of June 25, 2009 (the “Original Note Agreement”);
B.    WHEREAS, the Company has heretofore issued $100,000,000 aggregate principal amount of its 6.30% Series 2009-A Senior Notes due June 25, 2015 (the “Notes”) pursuant to the Original Note Agreement;
C.    WHEREAS, the Noteholders are the holders of 100% of the outstanding principal amount of the Notes;
D.    WHEREAS, capitalized terms used herein shall have the respective meanings ascribed thereto in the Original Note Agreement unless herein defined or the context shall otherwise require; and
E.    WHEREAS, all requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:
SECTION 1.    AMENDMENTS.
1.1.        Section 8.7(h) of the Original Note Agreement shall be and is hereby amended and restated in its entirety as follows:
(h)    “Change in Control” shall mean
(1)    any transaction or series of related transactions pursuant to which the Company shall cease to own directly or indirectly the Capital Stock of Subsidiaries which have 70% or more of the consolidated tangible assets of the Company and its Subsidiaries as set forth in the most recent financial statements delivered by the Company pursuant to Section 7.1 or 70% or more of the consolidated revenues of the Company and its Subsidiaries as set forth in the most recent financial statements delivered by the Company pursuant to Section 7.1; or

(2)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all Securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the equity Securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such Securities that such person or group has the right to acquire pursuant to any option right).
SECTION 2.        REPRESENTATION AND WARRANTIES OF THE COMPANY.
2.1.    To induce the Noteholders to execute and deliver this First Amendment, the Company represents and warrants to the Noteholders (which representations shall survive the execution and delivery of this First Amendment) that:
(a)    this First Amendment has been duly authorized, executed and delivered by the Company and the Original Note Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b)    the execution and delivery of this First Amendment and the performance by the Company of Original Note Agreement, as amended by this First Amendment, will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any material indenture, mortgage, deed of trust, loan, purchase or credit agreement or lease or corporate charter or by-laws or any other material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any material order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (3) violate in any material respect any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary; and
(c)    immediately before and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3.        CONDITIONS TO THE EFFECTIVENESS OF THIS FIRST AMENDMENT.
3.1.    Upon satisfaction of each and every one of the following conditions, this First Amendment shall become effective:
(a)    executed counterparts of this First Amendment, duly executed by the Company and the Required Holders, shall have been delivered to the Noteholders;
(b)    the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof; and
(c)    a copy of a duly executed amendment to that certain Credit Agreement among the Company, certain of its subsidiaries, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and certain other financial institutions, dated as of December 20, 2011 (as amended on November 26, 2013) (the “2013 Credit Agreement”), which amends the 2013 Credit Agreement in a manner substantially the same as set forth in Section 1.1 hereof.
SECTION 4.        MISCELLANEOUS.
4.1.    The Company agrees that it shall pay the fees and expenses of Schiff Hardin LLP, special counsel to the Noteholders, in connection with negotiation, preparation, execution and delivery of, this First Amendment.
4.2.    This First Amendment shall be construed in connection with and as part of the Original Note Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Original Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.
4.3.    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Original Note Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.
4.4.    The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
4.5.    This First Amendment shall be governed by and construed in accordance with the laws of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
[Signature Pages Follow]

The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

METTLER-TOLEDO INTERNATIONAL INC.

By /s/ Mary T. Finnegan	Name: Mary T. Finnegan Title: Treasurer

[Signature Page to First Amendment to Note Purchase Agreement (2009)]

This First Amendment is hereby accepted
and agreed to as of the date thereof.
CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:    CIGNA Investments, Inc.
        (authorized agent)

By /s/ Leonard Mazlish	Name: Leonard Mazlish Title: Managing Director

[Signature Page to First Amendment to Note Purchase Agreement (2009)]

This First Amendment is hereby accepted
and agreed to as of the date thereof.
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By /s/ Frank LaTorraca	Name: Frank LaTorraca Title: Vice President
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By /s/ Frank LaTorraca	Name: Frank LaTorraca Title: Vice President

[Signature Page to First Amendment to Note Purchase Agreement (2009)]

This First Amendment is hereby accepted
and agreed to as of the date thereof.
C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Advisor

By /s/ John B. Wheeler	Name: John B. Wheeler Title: Managing Director
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Advisor

By /s/ John B. Wheeler	Name: John B. Wheeler Title: Managing Director
MASSMUTUAL ASIA LIMITED

By:	Babson Capital Management LLC as Investment Advisor

By /s/ John B. Wheeler	Name: John B. Wheeler Title: Managing Director

[Signature Page to First Amendment to Note Purchase Agreement (2009)]

This First Amendment is hereby accepted
and agreed to as of the date thereof.
ATHENE ANNUITY AND LIFE COMPANY (f/k/a/ Aviva Life Annuity Company and successor in interest to America Investors Life Insurance Company)

By: Athene Asset Management, L.P., its investment adviser

By: AAM GP Ltd., its general partner

By /s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

[Signature Page to First Amendment to Note Purchase Agreement (2009)]

This First Amendment is hereby accepted
and agreed to as of the date thereof.
BANKERS LIFE AND CASUALTY COMPANY
WASHINGTON NATIONAL INSURANCE COMPANY
COLONIAL PENN LIFE INSURANCE COMPANY

By:	40/86 Advisors, Inc. acting as Investment Advisor
By /s/ Jesse E. Horsfall
Name: Jesse E. Horsfall
Title: SVP

[Signature Page to First Amendment to Note Purchase Agreement (2009)]

This First Amendment is hereby accepted
and agreed to as of the date thereof.
CONESCO LIFE INSURANCE COMPANY (WILTON-MINNOW)

By:	Guggenheim Partners Investment Management, LLC, as Advisor
By /s/ William R. Hanger
Name: William R. Hanger
Title: Attorney-in-Fact

[Signature Page to First Amendment to Note Purchase Agreement (2009)]